Third Quarter 2014 CDI Investor Overview Exhibit 99.1

Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements (within the meaning of U.S.
securities laws) regarding matters such as our strategies for growth and future financial results.
Such forward-looking statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict and may be beyond our control. See our filings with the SEC, particularly in the “Risk
Factors” section of our Form 10-K and the cautionary language in our Forms 10-K and 10-Q, for a description of various factors that could cause actual results to differ materially from these forward-looking statements. Please review those descriptions, which are incorporated herein.
Do not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We assume no obligation to update such statements, except as required by law.

CDI Corporation CDI is a leading engineering, technology and talent services organization providing client-focused solutions in select industries. 3

CDI Positioned to Create Value
• Attractive platform of businesses delivering engineering and staffing services
• Long-term blue chip client base
• Ability to leverage platform by improving operational performance
• Opportunities for targeted investments: service lines, geographies and client industries
• Strong balance sheet and cash flow
• New management team with track record of delivering results
• Management compensation contingent on shareholder value creation

Drive Sustained Shareholder Returns

Professional Staffing Services
CDI
Global Engineering & Technology Solutions
Management Recruiters International

CDI Business Service Lines

Opportunity for growth within verticals, into new verticals
or international markets
Professional Staffing Services
Provides a full range of contingent
workforce management solutions to
enable a more flexible, agile workforce
and increase clients’ competitive
advantage. CDI provides contingent
workforce and direct hire services.
Franchised Search & Recruitment
Second largest direct hire organization
in U.S. Provides global support services
to approximately 550 franchised offices
that search for and recruit executive,
technical, professional and managerial
talent for full-time employment or
contract assignment for their clients.
Engineering Services
Provides full range of core design
and engineering services to Oil,
Gas & Chemicals; Aerospace &
Industrial Equipment;
Infrastructure; and Government
Services verticals. CDI solutions
allow clients to manage their
workload by project or by
function.
Technology Solutions
Provides various information
technology services including;
assessment, enterprise &
business application services,
web development and service
desk. CDI solutions help clients
reduce overall IT costs, improve
service levels and free up capital
for strategic investment.

CDI Revenue Mix by Industry
Third Quarter 2014

Oil, Gas & Chemicals 45%
20%
9%
26%
Aerospace & Industrial
Equipment
Other
Includes U.S. defense and
infrastructure
Hi-Tech
Oil, Gas & Chemicals 27%
11%
30%
32%
Aerospace & Industrial
Equipment
Other
Includes, UK construction
industry, transportation,
healthcare and
communication
Hi-Tech
Contract Staffing 78%
22%
Royalty and
Franchise Fees
GETS
Global Engineering and Technology
Solutions
Revenue $88.4M – OP 3.9%
PSS
Professional Staffing
Services
Revenue $192.4M – OP 3.8%
MRI
Management Recruiters
International
Revenue $14.9M – OP 11.5%

GETS Global Engineering & Technology Solutions
• Provides global engineering and technology solutions
services within a single organization
• Focused on attractive verticals, with an emphasis on
Oil,
Gas &
Chemicals,
Aerospace & Industrial Equipment,
and
Hi-Tech;
as well as
Government Services
and
Infrastructure
• Engineering Solutions can include:
– Feasibility studies, technology assessment,
conceptual design, detailed design, project
management and operating and maintenance support
• Technology Solutions can include:
– Assessment, enterprise and business application
services, web development, service desk, QA testing
and program management
• Deliverable work products or services at a CDI facility or at client facility supervised by CDI

YTD 2014
Revenue
$255 Million

CDI GETS
– Vertical Markets

Oil Gas & Chemical Aerospace & Industrial
Equipment
Government Services Infrastructure Hi-Tech
42% of GETS Revenue 1
Industries Served:
Downstream-Gas
Processing and Refining;
Midstream-Pipeline Tanks,
Terminals, Compressor
Stations; Chemicals,
Petrochemicals, Specialty
and Ag Chemicals
Sample Services:
Feasibility, FEED, CM,
Process Consulting,
Turnaround Services
23% of GETS Revenue 1
Industries Served:
Commercial & Military
Aerospace, Satellite &
Space Systems
Sample Services:
Analytics, Mechanical &
Structural Design,
Logistics, Technical
Support, Data Acquisition
18% of GETS Revenue 1
Industries Served:
US Navy, US Coast
Guard, DoD Prime
Contractors
Sample Services:
Naval Architecture, Ship
Design, Military Aviation
Support, Watercraft
Lifecycle Support, light
manufacturing
8% of GETS Revenue 1
Industries Served:
Aviation, Civil,
Correctional, Educational,
Judicial, Public Safety,
Transportation,
Communications
Sample Services:
Architectural, Civil &
Environmental Engineering
Services for Public and
Private Infrastructure
Projects
9% of GETS Revenue 1
Industries Served:
Technology, e-commerce,
Financial Services, Higher
Education
Sample Services:
Digital Solutions, IT
Security & Risk
Management, Application
Lifecycle Management,
Service Desk
1) For nine months ended September 30, 2014

GETS Global Engineering & Technology Solutions

Sample portfolio of work for clients:
Providing Facilities Standardization in Midstream Oil & Gas Industry
CDI is providing a leading natural gas gathering and processing client with a comprehensive facilities standardization package to enable the client to minimize custom engineering required for each compressor facility. CDI designs will shorten construction time and enhance performance while reducing materials cost across the seven-state midstream energy network.
Designing Better Jet Engines
A leading jet engine OEM required a complete design package, 3D electronic models and detailed drawings for test rigs to evaluate advanced technology concepts such as new airfoil shapes, new combustion technologies and new high temperature alloys in simulated operational environments. CDI is helping the client reach its goal of producing lighter, more fuel efficient and longer-lasting jet engines.
Design of the First Unmanned, Fully Autonomous US Military Vessel
CDI is assisting in the development of the first unmanned, fully autonomous vessel for the
US military. CDI is responsible for designing the craft’s hull and electrical and mechanical systems. When complete, the vessel will add a new dimension to US defense capabilities, with the ability to track submarines to protect the US or our allies.

CDI Staffing Services

Program Staffing Non-Program Staffing MRI
Approximately 75% of PSS Revenue
Industries Served:
Technology, Aerospace, OGC
Sample Services: Recruitment
Process Outsourcing (RPO),
Managed Staffing (MSP), Large
Staffing projects
Approximately 25% of PSS Revenue
Industries Served:
Automotive, Hi-Tech, OGC, UK
Construction and Transportation
Sample Services:  Contract Staffing
& Permanent Placement. (Goal is to
“grow” relationships into program
accounts)
100% of MRI Revenue
Industries Served:
Primarily in the US; virtually every
industry, through network of over 550
franchised offices. Each office has a
one or multiple focus industries.
Segments include: healthcare, IT
and manufacturing
Sample Services:
Contingent Permanent Placement at
mid-management levels (average
salary $75 to $150k). Contract
Staffing (at selected MRI offices)
Sample Customers:
Franchisee is CDI client. Franchise
offices “own” their client
relationships-generally small to mid-
sized firms

PSS Professional Staffing Services
• Provides skilled technical and professional
personnel for a client’s contingent workforce
or for permanent placement positions
• Focuses on select engineering and technology
competencies
• Operates with low-cost fulfillment model and
with program staffing model
• North American and U.K. service delivery
platforms

YTD 2014
Revenue
$557 Million

PSS Professional Staffing Services

Sample portfolio of work for clients:
Meeting a Staffing Challenge in Aerospace
A leading motion and controls aerospace firm enlisted CDI to provide a wide range of staffing services, including temporary labor management, direct hire support and project outsourcing in the US. Using our automated Vendor Management Tool, CDI fulfilled all requirements on time and on budget. We are also leveraging this relationship by delivering design and engineering services to the client through our engineering and technology solutions business.
Delivering a Contingent Staffing Solution for Oil and Gas Clients
Several leading oil and gas infrastructure firms required contract construction management and inspection professionals. CDI’s staffing solutions business provided skilled engineering and project management personnel for pipelines, facilities, power and infrastructure projects. Our comprehensive solution included sourcing, on-boarding and payrolling of contract professionals.
Providing Staffing Solutions for a Wireless Telecommunications Equipment Firm
A wireless telecommunications equipment company has an ongoing need for professional services staffing for a wide range of positions. For more than a decade, CDI has placed system designers, architects and testers; software/hardware testers and integrators; project managers; implementation managers; test engineers; and database developers. Our solution simplifies the client’s process through a flat-rate structure.

MRI Management Recruiters International
• Global franchisor for one of the largest search and
recruitment organizations in the world
– Over 550 offices in more than 35 countries
– 2
nd
largest direct hire organization in the U.S.
• Provides systems, branding, support and training
to franchisees
• Primary target is mid-management positions at
$75 – $150K salary level.
• Two revenue sources:
Contract Staffing      Royalties and Franchise Fees
($34M YTD 2014) ($10M YTD 2014)

YTD 2014
Revenue
$44 Million

CDI Executive Leadership Team

Scott Freidheim
Chief Executive Officer
Bill Wasilewski
President Global
Engineering &
Technology Solutions
Bob Larney
EVP, Chief Financial
Officer
Brian Short
General Counsel and
Chief Administrative
Officer
Hugo Malan
President Staffing
North America
David Arkless
President International
Michael Castleman
EVP, Corporate
Development and
Operations

CDI Enhanced Executive Leadership
• David Arkless, EVP, President International
– New position at CDI
– Signals opportunity to leverage international growth
• Michael Castleman, EVP, Corporate Development & Operations
– New position at CDI
– Signals belief that consolidation can create value in fragmented staffing and engineering markets
– Brings sophisticated analytics to more efficiently run CDI’s businesses
• Hugo Malan, EVP, President of Staffing, North America
– Replacing EVP Staffing
– Provides additional leverage for North American staffing opportunities and strengthens strategic planning capabilities

Revenue ($ millions)
$1,187.3
$1,118.6
$885.0
$926.3
$1,059.8
$1,105.0
$1,087.9
$856.3
2007
2008
2009
2010
2011
2012
2013
3Q 2014 YTD

CDI Revenue Performance Trends 16 Lack of post-recession revenue growth in recovering staffing and engineering market Revenue 2007 – YTD 2014

20.2%
20.6%
22.0%
20.1%
18.6%
16.9%
16.6%
16.1%
2007
2008
2009
2010
2011
2012
2013
3Q 2014 YTD

CDI Operating Expense Performance Trends 17 Operating and Administrative Expenses 2007 – YTD 2014 (as % of revenue) 540 basis point improvement in operating and administrative expenses 2009–2013

3.9%
2.3%
-2.0%
0.0%
1.9%
2.9%
1.9%
2.4%
2007
2008
2009
2010
2011
2012
2013
Q3 2014 YTD

CDI Operating Margin Performance Trends 18 Operating Profit Margin by Year 2007 – YTD 2014 (as % of revenue) Gap versus historic operating profit margin

CDI Summary of 3Q 2014 Results
(vs. 3Q 2013 results)
• Revenue of $295.7 million, up 6.4%
• Operating & administrative expenses to revenue of 15.6% versus 16.5%
• Operating profit margin of 2.9% versus 2.5%
• Earnings per diluted share of $0.27 versus $0.23

Excellence
Sense of Urgency
RESULTS
Integrity and Commitments
Teamwork

CDI Culture

Solve client problems
with unwavering focus on
quality and innovation.
Quick informed decision
making at every level.
Effective and efficient
collaboration with clients
and CDI teammates.
A prerequisite for great
service companies;
critical to drive client
relationships and growth.
Opportunity to Create Culture
of Performance

CDI Drive Sustained Shareholder Value
• Attract top talent – “A” people delivering “A” results
• Run businesses more efficiently
• Create resources from operating platform and fund
select investments
• Continue to assess and refine verticals and
geographic areas of coverage
• Create acquisitions strategy and pipeline – execute
where appropriate
• Align executive team compensation with shareholder
returns through value creation contingent awards

Contact CDI Investor Relations Contacts Vincent Webb Vice President, Investor Relations 215.636.1240 vince.webb@cdicorp.com Learn more at www.cdicorp.com 22